                       [KPMG PEAT MARWICK LLP LETTERHEAD]
                               New York, New York


                          INDEPENDENT AUDITORS' REPORT

The Stockholder and Board of Directors
Triak Services Corp.:

We have audited the accompanying statement of financial condition of Triak Services Corp. (a wholly owned subsidiary of National Discount Brokers Group, Inc.) as of May 31, 1998, and the related statements of income, changes in stockholder's equity, changes in subordinated borrowings and cash flows for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Triak Services Corp. as of May 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules 1 and 2 is presented for the purpose of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ KPMG PEAT MARWICK LLP


July 15, 1998

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                        Statement of Financial Condition

                                  May 31, 1998

                                     ASSETS

Cash                                                                $    91,273
Receivable from:
  Clearing broker                                                     7,656,730
  Other                                                                 672,936
Securities owned, at market value                                        98,952
Furniture, fixtures, equipment, computer software and
  leasehold improvements, net (note 3)                               12,632,874
Receivable from Parent, net (note 7)                                     96,584
Other assets                                                            910,342
                                                                    -----------
            Total assets                                            $22,159,691
                                                                    ===========


                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Accounts payable and accrued expenses, including compensation
    payable to officers and employees of $1,142,329                   3,488,870
  Payable to affiliates (note 7)                                        740,358
  Securities sold, not yet purchased, at market value                    38,095
  Deferred taxes                                                            140
                                                                    -----------
            Total liabilities                                         4,267,463
                                                                    -----------
Commitments and contingencies (notes 8 and 10)

Subordinated borrowings (note 9)                                      6,000,000
                                                                    -----------
Stockholder's equity (note 5):
  Common stock - no par value; 200 shares authorized,
    100 shares outstanding                                           12,577,077
  Accumulated deficit                                                  (684,849)
                                                                    -----------

            Total stockholder's equity                               11,892,228
                                                                    -----------

            Total liabilities and stockholder's equity              $22,159,691
                                                                    ===========


See accompanying notes to financial statements.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)
                               Statement of Income
                             Year ended May 31, 1998
Revenues:
    Commissions (note 7)                                 $42,175,115
    Interest income                                        5,448,463
    Fee income                                             3,244,911
    Other                                                    293,845
                                                         -----------
                                                          51,162,334
                                                         -----------
Expenses:
    Clearance and related brokerage charges               18,918,321
    Compensation and benefits (note 6)                    11,993,920
    Communications                                         5,530,921
    Depreciation and amortization                          3,844,146
    Advertising                                            2,868,609
    Repairs and maintenance                                1,364,902
    Occupancy costs and equipment rental (note 8)          1,002,223
    Travel and entertainment                                 257,849
    Professional fees                                        902,585
    Interest expense (note 9)                                435,000
    Other                                                  1,860,761
                                                         -----------
                                                          48,979,237
                                                         -----------
                   Income before income taxes              2,183,097
Income tax expense (note 4)                                  878,796
                                                         -----------
                   Net income                            $ 1,304,301
                                                         ===========

See accompanying notes to financial statements.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                  Statement of Changes in Stockholder's Equity

                             Year ended May 31, 1998

                                    Common       Accumulated
                                     stock         deficit            Total
                                    ------       -----------          -----
Balance at June 1, 1997          $ 12,577,077    (1,989,150)       10,587,927

Net income                                -       1,304,301         1,304,301
                                 ------------      ---------       ----------

Balance at May 31, 1998          $ 12,577,077      (684,849)       11,892,228
                                 ============      =========       ==========








See accompanying notes to financial statements.

                               TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                 Statement of Changes in Subordinated Borrowings

                             Year ended May 31, 1998

Subordinated borrowings - June 1, 1997                              $ 6,000,000

Issuance (repayment) of subordinated borrowings                            --
                                                                    -----------
Subordinated borrowings - May 31, 1998                              $ 6,000,000
                                                                    ===========









See accompanying notes to financial statements.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                             Statement of Cash Flows

                             Year ended May 31, 1998




Cash flows from operating activities:
    Net income                                                      $ 1,304,301

    Noncash items included in net income:
        Depreciation and amortization                                 3,844,146
        Deferred taxes                                                 (299,182)

    (Increase) decrease in operating assets:
        Receivable from:
           Clearing broker                                              141,013
           Parent                                                       684,547
           Other                                                       (345,099)
        Securities owned, at market value                               254,090
        Other assets                                                    330,629

    Increase (decrease) in operating liabilities:
        Accounts payable and accrued expenses                        (1,187,532)
        Securities sold, not yet purchased, at market value            (240,784)
        Payable to affiliates                                            24,854
                                                                    -----------

                   Net cash provided by operating activities          4,510,983
                                                                    -----------
Cash flows from investing activities:
    Purchases of furniture, fixtures, equipment, computer
        software and leasehold improvements                          (4,454,396)
                                                                    -----------

                   Net cash used in investing activities             (4,454,396)
                                                                    -----------

                   Net increase in cash                                  56,587

Cash at beginning of year                                                34,686
                                                                    -----------

Cash at end of year                                                 $    91,273
                                                                    ===========

Supplemental disclosures of cash flow information:
    Cash paid during the year for:
        Income taxes                                                $    29,000
                                                                    ===========

        Interest                                                    $   560,000
                                                                    ===========


See accompanying notes to financial statements.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                  May 31, 1998

(1)  ORGANIZATION AND BUSINESS

     Triak Services Corp. (the "Company") is a registered broker-dealer and a wholly owned subsidiary of National Discount Brokers Group, Inc., (formerly known as The Sherwood Group, Inc.) (the "Parent"). The Company is a member of the National Association of Securities Dealers, Inc. and provides discount brokerage services under the name, National Discount Brokers ("NDB") to individual investors.

     The Company has a clearing agreement with Pershing, whereby Pershing clears transactions for the Company and its customers and carries such accounts on a fully disclosed basis. Accordingly, the Company does not carry customers' accounts and does not receive, deliver or hold cash or securities in connection with such transactions.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Commissions are recorded on a trade-date basis.

     (b) Furniture, fixtures and equipment are depreciated using the straight-line method over their estimated useful lives of five to ten years. Computer software is amortized using the straight-line method over its estimated useful life of three years. Leasehold improvements are amortized using the straight-line method over the terms of the leases or the useful lives of the improvements, whichever is less.

     (c) Deferred income taxes are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

     (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (e) In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS No. 121"), for periods beginning after December
         15, 1995. SFAS No. 121 requires that long lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances would indicate that the carrying amount of an asset may not be recoverable. Management of the Company believes that there were no events or changes in circumstances that would indicate that the carrying amounts as of May 31, 1998, of its long-lived and intangible assets may not be recoverable.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                    Notes to Financial Statements, Continued

(2)  CONTINUED

     (f) The Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires that all entities disclose the fair value of financial instruments, as defined, for both assets and liabilities recognized and not recognized in the statement of financial condition. The Company's financial instruments, as defined, are carried at or approximate fair value.

(3)  FURNITURE, FIXTURES, EQUIPMENT, COMPUTER SOFTWARE AND LEASEHOLD
     IMPROVEMENTS

     Furniture, fixtures, equipment, computer software and leasehold improvements at May 31, 1998 consisted of the following:

                Furniture, fixtures and equipment       $ 13,325,062
                Computer software                          3,855,155
                Leasehold improvements                     2,133,042
                                                        ------------
                                                          19,313,259
                Less accumulated depreciation
                      and amortization                    (6,680,385)
                                                        ------------
                                                        $ 12,632,874
                                                        ============

(4)  INCOME TAXES

     The Company is included in the consolidated Federal and certain state and local income tax returns of the Parent. Under the terms of the tax sharing agreement with its Parent, the Company is allocated a provision for income taxes based on the tax that would have been determined on a separate tax return basis. Benefits to the extent available in the consolidated tax return are credited to the Company on a pro rata basis.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At May 31, 1998, the Company had net deferred tax liabilities, which are primarily due to differences in reserves and expenses allowable for book and tax purposes.

     The income tax provision for the year ended May 31, 1998 consists of the following:

                                                  State and
                                   Federal          local         Total
                                 -----------      ---------     ---------
                    Current      $ 1,019,748        158,230     1,177,978
                    Deferred        (236,684)       (62,498)     (299,182)
                                 -----------      ---------     ---------
                       Total     $   783,064         95,732       878,796
                                 ===========      =========     =========

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                    Notes to Financial Statements, Continued

(4)  CONTINUED

     The effective tax rate differs from the statutory tax rate primarily due to state and local taxes, net of Federal benefit.

(5)  NET CAPITAL REQUIREMENTS

     The Company is subject to the Securities and Exchange Commission's ("SEC") Uniform Net Capital Rule 15c3-1 (the "Rule"), which requires the maintenance of minimum net capital. Effective April 1998, the Company has elected to compute its net capital requirements under the alternative method, permitted by the Rule, which requires that the Company maintain minimum net capital, as defined, equal to the greater of $250,000 or 2% of aggregate debit balances arising from customer transactions, as defined. At May 31, 1998, the Company had net capital of $3,818,000, which was approximately $3,568,000 in excess of its required net capital of $250,000.

(6)  EMPLOYEE BENEFIT PLANS

     The Company's employees are entitled to participate in the Parent's 401(k) profit sharing plan (the "Plan"). Under the provisions of the Plan, employees are eligible to participate if they were employed on February 1, 1992; otherwise, employees must complete six months of service and attain age 21. Annual contributions to the Plan are the amount of salary reduction employees elect and a discretionary matching Company contribution determined by the Board of Directors of the Parent. During the year ended May 31, 1998, there was a discretionary Company contribution made to the Plan of $35,739, which is included in compensation and benefits in the accompanying statement of income.

(7)  TRANSACTIONS WITH RELATED PARTIES

     The Company contracted MXNet Inc. ("MXNet"), an affiliated company through February 13, 1998, to design and implement a quote server and to assume the role of general contractor for the development of the NDB Webstation. In connection with services rendered for NDB's Webstation through February 13, 1998, the Company paid MXNet $462,000 ($115,500 in the current year).

     Sherwood Securities Corp. ("SSC"), a wholly owned subsidiary of the Parent, advances the Company's payroll and is reimbursed through intercompany charges. The reimbursement balance outstanding at May 31, 1998 is reflected in payable to affiliates. Receivable from Parent includes net amounts due for the Company's share of its tax benefit upon consideration of any quarterly estimates paid by the Company.

     The Company receives correspondent fees from an affiliate for introducing the affiliate to customers. For the year ended May 31, 1998, the Company received approximately $6,975,000 from the affiliate for such transactions, which is included in commissions in the accompanying statement of income.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                    Notes to Financial Statements, Continued

(8)  COMMITMENTS

     The Company has long-term noncancelable operating leases for rental of office space at its various locations. All leases are subject to escalation for increases in taxes, fuel and other costs.

     Commitments for minimum lease payments under noncancelable operating leases as of May 31, 1998 are as follows, exclusive of escalation charges:

                   Fiscal year ending May 31,

                             1999                    $   723,000
                             2000                        718,000
                             2001                        718,000
                             2002                        718,000
                             2003                        718,000
                             Thereafter                3,831,000
                                                     -----------
                                                     $ 7,426,000
                                                     ===========

     The Company had a rent-free period which is being amortized over the life of the lease.

     Included in occupancy costs and equipment rental expense are office rental expenses of approximately $710,000 for the year ended May 31, 1998.

     In the normal course of business, the Company executes securities transactions on behalf of customers through a clearing broker. In connection with these activities, a customer's unsettled trades may expose the Company to off-balance-sheet credit risk in the event the customer is unable to fulfill its contractual obligations. The Company seeks to control the risk associated with its customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

     Credit exposure may result in the event that the Company's clearing broker is unable to fulfill its contractual obligations. The subsequent settlement of open transactions at May 31, 1998 had no material adverse effect on the financial position of the Company.

(9)  SUBORDINATED BORROWINGS

     On December 31, 1996, the Company entered into a subordination agreement with its Parent in the amount of $3,000,000. The note matures on December 31, 1999 and has a stated interest rate of Broker Call. Subsequently, on March 31, 1997, the Company entered into a second subordination agreement with its Parent in the amount of $3,000,000. This note, also with a stated interest rate of Broker Call, matures on March 31, 2000. The Broker Call rate was 7.25% for the year. Interest expense on these subordinated borrowings amounted to $435,000 for the year ended May 31, 1998.

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                    Notes to Financial Statements, Continued

(9)  CONTINUED

     The subordinated borrowings are available in computing net capital under the SEC's uniform net capital rule. To the extent such borrowings are required for the Company's continued compliance with minimum net capital requirements, they may not be repaid.

(10) CONTINGENCIES

     The Company has been named as a defendant in lawsuits and arbitration proceedings and is involved in investigations that relate to, among other things, possible violations of Federal and state securities laws and regulations, and other laws. Although there can be no assurance that such lawsuits, arbitrations, proceedings and investigations involving the Company are not likely to have a material adverse effect on the operations of the Company in any future period, depending in part on the results for such period, based upon information currently available, management of the Company believes that any such lawsuits, arbitrations, proceedings and investigations are not likely to have a material adverse effect on the financial condition and results of operations or liquidity of the Company.

(11) YEAR 2000

     The Company is aware of the issues associated with the programming code in existing computer systems as the millennium (year 2000) approaches. The "Year 2000" problem is pervasive and complex as virtually every computer operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

     The Company is utilizing both internal and external resources to identify, correct or reprogram, and test the systems for the year 2000 compliance. It is anticipated that all reprogramming efforts will be complete by December 31, 1998, allowing adequate time for testing. To date, confirmations have been received from the Company's primary processing vendors that plans are being developed to address processing of transactions in the year 2000, although management presently has no assurance that such plans will be implemented on a timely basis. Management of the Company does not expect the amounts required to be expensed over the next 2 years to have a material effect on its financial position or results of operations. The amount expensed in 1998 was immaterial.

                                                                      Schedule 1

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

             Computation of Net Capital Pursuant to SEC Rule 15c3-1

                                  May 31, 1998

Computation of net capital:
    Total stockholder's equity qualified for net capital                            $11,892,228
    Subordinated loan                                                                 6,000,000
    Deductions and/or charges:
        Nonallowable assets:
           Furniture, fixtures, equipment, computer software
               and leasehold improvements, net                        $12,632,874
           Other assets and receivables                                 1,424,277    14,057,151
                                                                      -----------    ----------

                    Net capital before haircuts on firm securities                  $ 3,835,077

        Haircuts on firm securities                                                      16,847
                                                                                    -----------
                     Net capital                                                    $ 3,818,230
                                                                                    ===========
Computation of alternative net capital requirements:
    Minimum net capital requirement                                                 $   250,000
                                                                                    ===========

    Excess net capital                                                              $ 3,568 230
                                                                                    ===========
    Net capital in excess of 5% of aggregate
        debit items or 120% of minimum net capital
        requirement, whichever is greater                                           $ 3,518,230
                                                                                    ===========

The above computation does not differ materially from the Company's computation of net capital filed with FOCUS Form X-17A-5 Part IIA on June 17, 1998 with the National Association of Securities Dealers, Inc.

                                                                      Schedule 2

                              TRIAK SERVICES CORP.
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                      Exemption of the Reserve Requirement
                 for Brokers and Dealers Pursuant to Rule 15c3-3

                                  May 31, 1998

The Company has elected to comply with the exemptive provisions to Rule 15c3-3 under subparagraph (k)(2)(ii). The Company was in compliance with conditions of this exemption for the period from June 1, 1997 to May 31, 1998.